                      ANNUAL REPORT / DECEMBER 31 1998


                          AIM FLOATING RATE FUND



                                ARTWORK

AIM LOGO

                       INVEST WITH DISCIPLINE-Registered Trademark-

ARTWORK

SAILBOATS AROUND THE PENINSULA BY PETER SICKLES (1945-, AMERICAN)

SAILBOATS GLIDE MAJESTICALLY ON A PLACID OCEAN ON THEIR WAY TO A FRIENDLY PORT. WHETHER THE ECONOMIC WATERS ARE CALM OR TURBULENT, AIM FLOATING RATE FUND ENDEAVORS TO BE A STABLE INVESTMENT VEHICLE FOR SHAREHOLDERS WHILE TRANSPORTING THEM TO THEIR FINANCIAL DESTINATION.

AIM Floating Rate Fund is for shareholders who seek a high level of current income and preservation of capital as is consistent with investing in senior secured floating rate corporate loans and senior secured debt securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

- AIM Floating Rate Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- When sales charges are included in performance figures, performance reflects the maximum applicable early withdrawal charge. The early withdrawal charge declines from 3% beginning at the time of purchase to 0% at the beginning of the fifth year.

- The Fund's distribution rate is calculated by taking the sum of the previous 30 days of distribution factors and dividing this sum by the ending net asset value. This value is then annualized to arrive at the 30-day distribution rate.

- The Fund's effective yield is derived from the distribution rate, taking into account the timing of the dividend payments and using a factor to account for a 30-day period.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- The Fund invests primarily in higher-yielding, lower-rated senior secured floating rate corporate loans and other debt obligations that are subject to the risk of nonpayment of scheduled interest or principal payments, which may cause the Fund to experience a decline in net asset value per share. Prepayment of principal by borrowers may require the Fund to replace its investment with a lower-yielding security that may adversely affect the net asset value of the Fund.

-    Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The London Interbank Offered Rate (LIBOR) is the interest rate the world's most creditworthy banks charge one another for large loans. It is used worldwide as a base interest rate for loans made to major commercial and industrial corporations.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                        AIM FLOATING RATE FUND

                   ANNUAL REPORT / CHAIRMAN'S LETTER

Mr. Bauer's photo

DEAR SHAREHOLDER:

Throughout the first half of the year, markets were influenced by anticipation that the Federal Reserve Board (the Fed) would raise interest rates in light of the continued strong growth of the U.S. economy. In late July testimony before Congress, Fed Chairman Alan Greenspan intimated that the potential threat of inflation could lead the Fed to raise interest rates.

  Market sentiment shifted over the summer amid myriad financial troubles in Japan, Asia and Latin America; Russia's effective default on its government debt; and the widely noted collapse of several hedge funds. In the fall, when the threat of a global credit crunch loomed, the Fed finally lowered interest rates to pump liquidity and confidence into the markets and demonstrate that it would intervene to forestall a recession in the United States. Even the market for senior secured floating rate loans, which normally is relatively insulated from market turmoil, was affected by these events.

  In an attempt to calm investors who were shifting their money from equity markets to any security considered liquid--a worldwide flight to quality--the Fed cut the federal funds rate by 0.25% on September 29. Few people were assuaged by the action. Two weeks later, in an unusual inter-meeting move, the Fed lowered the federal funds rate and the discount rate by 0.25%, and a fierce market rally ensued. Both rates were lowered by 0.25% again in November. By the close of the fiscal year, markets were enjoying relative equilibrium.

YEAR 2000 CONCERN

Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIMhas devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March.

  But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.

YOUR FUND MANAGEMENT'S COMMENTS

We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for markets and your Fund. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.

  We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

Sincerely,

Mr. Bauer's signature

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                        AIM FLOATING RATE FUND

                    ANNUAL REPORT / MANAGERS' OVERVIEW

FUND PROVIDES RELATIVE SAFE HAVEN FROM EXTREME MARKET VOLATILITY

MOST FINANCIAL MARKETS WERE VERY TURBULENT IN 1998. HOW DID AIM FLOATING RATE FUND PERFORM?

Senior secured floating rate loans displayed much greater price stability than most other asset classes in the highly volatile market environment that prevailed in 1998. Consequently, the Fund continued to provide attractive income while maintaining relative stability of net asset value per share. As of December 31, 1998, the Fund's 30-day effective yield was 6.72%. By comparison, the six-month London InterBank Offered Rate (LIBOR) was 5.06%.

  Total return for the year ended December 31, 1998, was 5.25%. During the year, net asset value per share remained within the relatively narrow range of $9.82 to $10.02, extending the Fund's record of share price stability as shown on the accompanying chart. While the Fund attempts to maintain a relatively stable net asset value, floating rate investments should not be confused with money market funds, and the Fund will not maintain a stable net asset value.

  During the six months since our last report, the Fund's net assets increased from $215 million to $288 million.

THE YIELD ADVANTAGE

The Fund's 30-day effective yield vs LIBOR, 5/1/97 to 12/31/98

            Aim Floating   LIBOR
5/01/97        0.0753      0.06
               0.0741      0.0587
               0.0754      0.0581
               0.075       0.0584
               0.0736      0.0581
               0.0727      0.0579
11/30/97       0.0719      0.0593
               0.0729      0.0591
               0.0739      0.0563
               0.0704      0.057
               0.0696      0.0575
               0.0685      0.0572
               0.0676      0.0575
6/30/98        0.069       0.057
12/31/98       0.0672      0.0506

WHAT ARE SENIOR SECURED FLOATING RATE LOANS, AND WHY DO THEY TEND TO BE MORE STABLE IN PRICE THAN OTHER ASSET CLASSES?

Senior secured floating rate loans are made by banks and financial institutions to corporations. Usually, they carry the highest priority claim on the company's assets and earnings. These loans generally are backed by collateral such as stock, property or equipment, which can be sold to meet debt obligations. For the most part, companies use these loans for highly leveraged transactions such as acquisitions or capital expansions.

  The interest rates on these loans are adjusted periodically, usually every 30 to 50 days, to reflect changes in LIBOR. Consequently, the value of these loans, in comparison to investments with fixed interest rates, is less susceptible to fluctuations in the prevailing interest-rate environment. The senior status of these loans also helps to maintain their market price.

THE FUND'S NET ASSET VALUE PER SHARE DECLINED 1.8% BETWEEN SEPTEMBER AND NOVEMBER, THEN MOVED UPWARD AGAIN. WHAT WAS RESPONSIBLE FOR THIS TREND?

An oversupply of floating rate loans caused their market prices to decline.

RELATIVE PRICE STABILITY

5/1/97     $10.00         3/98       $10.01
6/97       $10.00         4/98       $10.01
7/97       $10.00         5/98       $10.00
8/97       $10.01         6/98       $10.00
9/97       $10.01         7/98       $10.00
10/97      $10.02         8/98       $10.00
11/97      $10.02         9/98        $9.89
12/97      $10.02         10/98       $9.85
1/98       $10.02         11/98       $9.82
2/98       $10.02         12/98       $9.84

Source: Towers Data Systems. There is no guarantee the Fund will maintain a constant net asset value. Investment return will vary so that you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.

Additionally, hedge funds and other investors sold floating rate loans at discount prices for liquidity reasons or to purchase other assets that had dropped much more dramatically in value, such as high-yield bonds. While decreases in the market value of the underlying loans in the portfolio had a negative impact on the fund's net asset value, its yield remained relatively firm. Moreover, we took advantage of the decline in market prices to purchase loans at reduced rates.

  The Fund's net asset value rose toward the end of the year as the issuance of new floating rate loans declined, alleviating the oversupply problem. We expect the rate of new issuance to continue to slow.

WHAT DISCIPLINE DO YOU EMPLOY IN SELECTING LOANS FOR THE PORTFOLIO?

The primary risk associated with senior secured floating rate loans is credit risk. Most of these loans are below investment-grade quality as measured by Standard & Poor's Corporation (S&P) and Moody's Investors Service (Moody's), two widely known credit-rating agencies. We endeavor to reduce credit risk by using a rigorous process for selecting loans to include in the portfolio.

  In evaluating a loan, we conduct an extensive bottom-up credit analysis of the company. This analysis includes an assessment of the company's management, the corporation's position within its particular industry, the company's prospects, its dependence on various markets worldwide, its financial sponsor, and its overall financial flexibility.

  Once this process is completed, we conduct an analysis of the loan to assess its value relative to similar types of invest-

        SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                        AIM FLOATING RATE FUND

                  ANNUAL REPORT / MANAGERS' OVERVIEW

FIFTY-EIGHT COMPANIES, SPANNING 26 DIFFERENT INDUSTRIES, WERE REPRESENTED IN THE PORTFOLIO.

ments and to determine how well it might trade in the market. If our overall assessment is positive, we will then make a decision to purchase the loan.

IS THE EVALUATION PROCESS ONGOING?

Yes, we closely monitor each investment in the portfolio. Senior secured floating rate loans typically are not publicly traded, but are placed privately with institutional investors. Consequently, we sign confidentiality agreements for each financing. We get information, such as financial reports, directly from the companies represented in the portfolio, usually on a monthly basis. Additionally, the borrower is generally bound by an agreement with rigorous stipulations. As a result, if a company develops a problem in meeting its debt obligation, we can react quickly and have the company resolve it, usually well before it reaches the default stage.

  While past performance cannot guarantee comparable future results, the default rate on these loans has been relatively low--about 2% over the past 10 years. Additionally, in cases where companies have defaulted on their loans, creditors have recovered more than 80% of their investment because of the senior status of these debt obligations.

PORTFOLIO COMPOSITION
As of 12/31/98, based on total net assets


     TOP 10 HOLDINGS
  1. Lyondell Petrochemical Co.          3.6%
  2. Capstar Broadcasting Corp.          3.4
  3. Patriot American Hospitality, Inc.  2.9
  4. 20th Century Plastics, Inc.         2.6
  5. Intesys Technologies                2.6
  6. Ferrellgas, L.P.                    2.4
  7. Formax, Inc.                        2.4
  8. Coinmach Laundry Corp.              2.4
  9. White Knight Broadcasting, Inc.     1.8
 10. Mariner Post-Acute Network, Inc.    1.8



  TOP 10 INDUSTRIES
  1. Leisure & Tourism                  13.0%
  2. Broadcasting & Publishing           7.9
  3. Chemicals                           7.7
  4. Household Products                  5.5
  5. Business & Public Services          5.2
  6. Health Care Services                4.7
  7. Auto Parts                          4.3
  8. Consumer Services                   3.9
  9. Cable Television                    3.4
 10. Wireless Communications             3.4


Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.


HOW WAS THE FUND POSITIONED AT THE END OF THE FISCAL YEAR?

Fifty-eight companies, spanning 26 different industries, were represented in the portfolio. The largest holding was Lyondell Petrochemical, a leading manufacturer of petrochemicals and polymers. Additional holdings included Capstar Broadcasting, a major mid-market radio company; Patriot American Hospitality, a real estate investment trust which focuses on hotels; and 20th Century Plastics, a marketer of office and photography products.

WHAT IS YOUR OUTLOOK?

The U.S. economic climate appears to be favorable for most types of investments, including senior secured floating rate loans. Perhaps most important, inflation and interest rates remain low. The economy continues to grow at a healthy pace, although it is expected to slow in the months ahead.

   However, the concerns that rattled the stock and bond markets in 1998-severe economic problems in Asia, Russia and Latin America and political controversy in the United States-remain in the background. Consequently, the extreme volatility that affected equity and fixed-income markets last year could persist in 1999. Such a development could make senior secured floating rate loans even more attractive as an investment option because they generally are relatively more stable in price than other asset classes.

  Moreover, the trading of these loans in the secondary market continues to expand rapidly. Approximately $62 billion in senior secured floating rate loans were traded in the secondary market in 1997 compared to just $4 billion in 1990. As the market for these loans grows, we believe it will improve liquidity and further enhance the price stability of this asset class.

SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                        AIM FLOATING RATE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                               MOODY'S
                                                                RATING     PRINCIPAL       VALUE         % OF NET
SENIOR SECURED FLOATING RATE INTERESTS{.:}{/\}                 (UNAUDITED)   AMOUNT       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Leisure & Tourism (13.0%)
  Patriot American Hospitality, Inc.: .......................   NR                                           2.9
    Term loan B due 3/31/03 .................................               5,620,313   $  5,402,526
    Term loan due 3/31/00 ...................................               1,488,971      1,455,469
    Term loan due 3/31/99 ...................................               1,323,529      1,293,750
  Starwood Hotels & Resorts Worldwide, Inc.: ................   NR                                           1.7
    Term loan due 2/23/03 ...................................               5,000,000      4,937,500
  Extended Stay America, Inc.: ..............................   NR                                           1.7
    Term loan B due 12/31/03 ................................               5,000,000      4,900,000
  Interval International Corp.: .............................   NR                                           1.4
    Term loan B due 12/16/05 ................................               2,103,750      2,097,176
    Term loan C due 12/15/06 ................................               2,103,750      2,097,176
  The Resort at Summerlin, Inc.: ............................   NR                                           1.4
    Term loan A due 3/31/04 .................................               4,000,000      3,970,000
  KSL Recreation Group, Inc.: ...............................   B2                                           1.3
    Revolving Credit due 4/30/03 ............................               4,011,429      2,516,362
    Term loan A due 4/30/05 .................................                 707,143        699,336
    Term loan B due 4/30/06 .................................                 707,143        699,336
  ASC-West, Inc.: ...........................................   B1                                           1.2
    Term loan due 5/31/06 ...................................               3,571,429      3,571,429
  Aladdin Gaming, LLC.: .....................................   B2                                           0.9
    Term loan C due 2/26/08 .................................               2,222,223      2,194,444
    Term loan B due 8/26/06 .................................                 277,778        274,305
  ASC East, Inc.: ...........................................   B1                                           0.5
    Term loan due 5/31/06 ...................................               1,428,570      1,428,570
                                                                                        ------------
                                                                                          37,537,379
                                                                                        ------------
Broadcasting & Publishing (7.9%)
  Capstar Broadcasting Corp.: ...............................   B3                                           3.4
    Term loan B due 5/31/05 .................................               9,950,000      9,894,031
  White Knight Broadcasting, Inc.: ..........................   NR                                           1.8
    Term loan B due 9/30/05 .................................               5,329,268      5,315,945
  21st Century Newspapers, Inc.: ............................   Ba3                                          1.7
    Term loan due 9/15/05 ...................................               4,962,500      4,894,266
  Comcorp Broadcasting, Inc.: ...............................   NR                                           1.0
    Term loan B due 9/30/05 .................................               2,926,829      2,897,561
                                                                                        ------------
                                                                                          23,001,803
                                                                                        ------------
Chemicals (7.7%)
  Lyondell Petrochemical Co.: ...............................   Ba2                                          3.6
    Term loan B due 6/30/05 .................................              10,479,000     10,217,025
  Huntsman Specialty Chemicals Corp.: .......................   Ba2                                          1.6
    Term loan due 3/15/07 ...................................               2,727,273      2,707,636
    Term loan C due 3/15/05 .................................               2,152,144      2,136,003
  Sterling Pulp Chemicals (SASK) Ltd.: ......................   NR                                           1.3
    Term loan B due 6/30/05 .................................               3,640,598      3,604,192
  Huntsman Corp.: ...........................................   Ba2                                          1.2
    Term loan B due 6/30/04 .................................               3,442,437      3,412,316
                                                                                        ------------
                                                                                          22,077,172
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                               MOODY'S
                                                                RATING     PRINCIPAL       VALUE         % OF NET
SENIOR SECURED FLOATING RATE INTERESTS{.:}{/\}                 (UNAUDITED)   AMOUNT       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Household Products (5.5%)
  20th Century Plastics, Inc.: ..............................   NR                                           2.6
    Term loan B due 9/30/05 .................................               3,988,889   $  3,958,972
    Term loan C due 9/30/06 .................................               3,491,250      3,465,066
  Century Maintenance Supply, Inc.: .........................   NR                                           1.7
    Term loan B due 7/8/05 ..................................               4,975,000      4,912,813
  Paint Sundry Brands Corp.: ................................   NR                                           1.2
    Term loan B due 8/11/05 .................................               1,795,500      1,764,079
    Term loan C due 8/11/06 .................................               1,661,667      1,632,588
                                                                                        ------------
                                                                                          15,733,518
                                                                                        ------------
Business & Public Services (5.2%)
  Bridge Information Systems, Inc.: .........................   B1                                           1.7
    Term loan due 5/29/05 ...................................               5,000,000      4,940,000
  Genicom Corp.: ............................................   NR                                           1.6
    Term loan B due 9/5/04 ..................................               4,843,750      4,698,438
  Safety-Kleen Services Inc.: ...............................   Ba3                                          1.0
    Term loan B due 4/3/04 ..................................               1,356,818      1,356,818
    Term loan C due 4/3/05 ..................................               1,356,818      1,356,818
  Decision One Corp.: .......................................   B1                                           0.9
    Term loan B due 8/6/05 ..................................               2,962,500      2,562,562
                                                                                        ------------
                                                                                          14,914,636
                                                                                        ------------
Health Care Services (4.7%)
  Mariner Post-Acute Network, Inc.: .........................   Ba3                                          1.8
    Term loan B due 3/31/05 .................................               2,495,000      2,457,575
    Term loan C due 3/31/06 .................................               2,495,000      2,457,575
  MedPartners, Inc.: ........................................   B1                                           1.6
    Term loan B due 6/9/01 ..................................               4,636,661      4,485,969
  Genesis Health Ventures, Inc.: ............................   Ba3                                          0.8
    Term loan B due 9/30/04 .................................               1,203,598      1,182,535
    Term loan C due 6/30/05 .................................               1,200,806      1,179,791
  The Multicare Companies, Inc.: ............................   B1                                           0.5
    Term loan B due 9/30/04 .................................               1,234,375      1,208,145
    Term loan C due 6/1/05 ..................................                 410,417        401,695
                                                                                        ------------
                                                                                          13,373,285
                                                                                        ------------
Auto Parts (4.3%)
  American Axle & Manufacturing of Michigan, Inc.: ..........   Ba3                                          1.7
    Term loan due 4/30/06 ...................................               5,000,000      4,962,500
  Federal-Mogul Corp.: ......................................   Ba2                                          1.6
    Term loan B due 12/31/05 ................................               4,500,000      4,454,999
  Joan Fabrics Corp.: .......................................   B1                                           1.0
    Term loan B due 6/30/05 .................................               1,907,401      1,893,096
    Term loan C due 6/30/06 .................................                 990,514        983,085
                                                                                        ------------
                                                                                          12,293,680
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                               MOODY'S
                                                                RATING     PRINCIPAL       VALUE         % OF NET
SENIOR SECURED FLOATING RATE INTERESTS{.:}{/\}                 (UNAUDITED)   AMOUNT       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Services (3.9%)
  Coinmach Laundry Corp.: ...................................   Ba2                                          2.4
    Term loan B due 6/30/05 .................................               6,932,538   $  6,897,875
  Rent-A-Center, Inc.: ......................................   Ba3                                          1.5
    Term loan C due 2/5/07 ..................................               2,408,924      2,366,767
    Term loan B due 2/5/06 ..................................               1,970,938      1,936,446
                                                                                        ------------
                                                                                          11,201,088
                                                                                        ------------
Cable Television (3.4%)
  Charter Communications Entertainment, L.P.: ...............   Ba3                                          1.7
    Term loan due 9/30/07 ...................................               5,000,000      4,987,500
  Charter Communications Southeast, L.P.: ...................   Ba3                                          1.7
    Term loan C due 1/1/08 ..................................               5,000,000      4,953,125
                                                                                        ------------
                                                                                           9,940,625
                                                                                        ------------
Wireless Communications (3.4%)
  Western PCS Holding Corp.: ................................   B1                                           1.7
    Term loan B due 6/26/07 .................................               5,000,000      4,968,750
  Commnet Cellular, Inc.: ...................................   B1                                           1.7
    Term loan D due 9/30/07 .................................               3,252,033      3,228,992
    Term loan C due 3/31/07 .................................               1,161,440      1,153,211
    Term loan B due 9/30/06 .................................                 586,527        582,251
                                                                                        ------------
                                                                                           9,933,204
                                                                                        ------------
Appliances & Household (3.4%)
  Simmons Co., Inc.: ........................................   Ba3                                          1.7
    Term loan C due 10/29/06 ................................               3,562,500      3,544,688
    Term loan B due 10/29/05 ................................               1,424,489      1,417,367
  The Imperial Home Decor Group: ............................   B1                                           1.7
    Term loan B due 3/13/05 .................................               3,300,000      3,262,875
    Term loan C due 3/13/06 .................................               1,700,000      1,680,875
                                                                                        ------------
                                                                                           9,905,805
                                                                                        ------------
Transportation - Shipping (2.6%)
  American Commercial Lines: ................................   Ba2                                          1.7
    Term loan C due 6/30/07 .................................               2,877,301      2,861,122
    Term loan B due 6/30/06 .................................               2,111,273      2,099,401
  Atlas Freighter Leasing, Inc.: ............................   Ba3                                          0.9
    Term loan due 5/29/04 ...................................               2,734,865      2,706,380
                                                                                        ------------
                                                                                           7,666,903
                                                                                        ------------
Plastics & Rubber (2.6%)
  Intesys Technologies, Inc.: ...............................   NR                                           2.6
    Term loan due 6/30/06 ...................................               7,485,000      7,410,150
                                                                                        ------------
Gas Production & Distribution (2.4%)
  Ferrellgas, L.P.: .........................................   NR                                           2.4
    Term loan C due 6/17/06 .................................               7,000,000      7,000,000
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                               MOODY'S
                                                                RATING     PRINCIPAL       VALUE         % OF NET
SENIOR SECURED FLOATING RATE INTERESTS{.:}{/\}                 (UNAUDITED)   AMOUNT       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Machinery & Engineering (2.4%)
  Formax, Inc.: .............................................   NR                                           2.4
    Term loan B due 9/30/05 .................................               6,965,000   $  6,930,175
                                                                                        ------------
Pharmaceuticals (2.4%)
  Leiner Health Products Group: .............................   Ba3                                          1.5
    Term loan C due 12/30/05 ................................               4,451,207      4,417,822
  Endo Pharmaceuticals, Inc.: ...............................   B1                                           0.9
    Term loan B due 6/30/04 .................................               2,452,381      2,427,857
                                                                                        ------------
                                                                                           6,845,679
                                                                                        ------------
Paper/Packaging (2.3%)
  Graham Packaging Co.: .....................................   B1                                           1.3
    Term loan D due 1/31/07 .................................               1,446,429      1,439,196
    Term loan B due 1/31/06 .................................               1,353,516      1,343,364
    Term loan C due 1/31/07 .................................               1,121,484      1,115,877
  Stone Container Corp.: ....................................   Ba3                                          1.0
    Term loan E due 10/1/03 .................................               2,895,738      2,877,640
                                                                                        ------------
                                                                                           6,776,077
                                                                                        ------------
Restaurants (1.7%)
  AFC Enterprises, Inc.: ....................................   Ba3                                          1.7
    Term loan B due 6/30/04 .................................               4,987,500      4,975,031
                                                                                        ------------
Retailers-Food (1.7%)
  Star Markets, Inc.: .......................................   Ba3                                          1.7
    Term Loan C due 12/31/02 ................................               4,954,088      4,941,703
                                                                                        ------------
Beverages - Non-alcoholic (1.6%)
  Mistic/Snapple Brands, Inc.: ..............................   NR                                           1.6
    Term loan B due 6/1/04 ..................................               2,439,492      2,421,196
    Term loan C due 6/1/05 ..................................               2,439,492      2,421,196
                                                                                        ------------
                                                                                           4,842,392
                                                                                        ------------
Office Equipment (1.6%)
  Dictaphone Corp.: .........................................   B2                                           1.6
    Term loan C due 12/31/02 ................................               2,475,000      2,351,250
    Term loan B due 6/30/02 .................................               2,436,828      2,290,618
                                                                                        ------------
                                                                                           4,641,868
                                                                                        ------------
Coal (1.6%)
  P & L Coal Holdings Corp.: ................................   NR                                           1.0
    Term loan B due 6/9/06 ..................................               2,769,231      2,751,924
  Centennial Resoures, Inc.:-/- .............................   NR                                           0.6
    Term loan B due 3/31/04 .................................               1,966,666        983,334
    Term loan A due 3/31/02 .................................                 850,000        425,000
    Revolving Credit due 6/30/99 ............................                 355,789        176,704
                                                                                        ------------
                                                                                           4,336,962
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                               MOODY'S
                                                                RATING     PRINCIPAL       VALUE         % OF NET
SENIOR SECURED FLOATING RATE INTERESTS{.:}{/\}                 (UNAUDITED)   AMOUNT       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Other Consumer Goods (1.5%)
  The Boyds Collection, Ltd.: ...............................   Ba3                                          1.5
    Term loan B due 4/21/06 .................................               4,216,667   $  4,169,229
                                                                                        ------------
Industrial Components (1.4%)
  Thermadyne MFG. L.L.C.: ...................................   B1                                           1.4
    Term loan B due 5/22/05 .................................               1,990,000      1,976,319
    Term loan C due 5/22/06 .................................               1,990,000      1,976,319
                                                                                        ------------
                                                                                           3,952,638
                                                                                        ------------
Building Materials & Components (1.3%)
  Atrium Cos., Inc.: ........................................   B1                                           1.3
    Term Loan C due 6/30/06 .................................               1,963,333      1,951,554
    Term Loan B due 6/30/05 .................................               1,716,481      1,706,182
                                                                                        ------------
                                                                                           3,657,736
                                                                                        ------------
Medical Technology & Supplies (0.9%)
  Sterling Diagnostic Imaging, Inc.: ........................   NR                                           0.9
    Term loan due 6/30/05 ...................................               2,497,596      2,472,620
                                                                                        ------------       -----

TOTAL SENIOR SECURED FLOATING RATE INTERESTS (cost
 $265,043,827) ..............................................                            260,531,358        90.4
                                                                                        ------------       -----
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1998, with State Street Bank & Trust
   Co., due January 4, 1999, for an effective yield of 4.50%, collateralized by $325,000 U.S. Treasury Notes, 4.00% due
   10/31/00 and $22,395,000 U.S. Treasury Notes, 6.875% due
   5/15/06 (market value of collateral is $25,825,681
   including accrued interest). (cost $25,314,000) ..........                             25,314,000         8.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $290,357,827)  * ....................                            285,845,358        99.2
Other Assets and Liabilities ................................                              2,228,208         0.8
                                                                                        ------------       -----

NET ASSETS ..................................................                           $288,073,566       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {.:} Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank. Senior secured floating rate interests are, at present, not readily marketable and may be subject to restrictions on resale.
       {/\} Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
        -/- Non-income producing security: Centennial Resources, Inc. filed for bankruptcy under Chapter 11 on October 13, 1998.
          * For Federal income tax purposes, cost is $290,357,827 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $       4,815
                 Unrealized depreciation:            (4,517,284)
                                                  -------------
                 Net unrealized depreciation:     $  (4,512,469)
                                                  -------------
                                                  -------------

    Abbreviation:
    NR--Not rated

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments at value (cost $290,357,827) (Note 1)..........................................  $285,845,358
  U.S. currency..............................................................................          756
  Interest receivable........................................................................    2,294,966
  Receivable for Fund shares sold............................................................    1,469,019
  Unamortized organizational costs (Note 1)..................................................      141,376
  Receivable for securities sold.............................................................       30,148
  Miscellaneous receivable...................................................................        3,798
                                                                                               -----------
    Total assets.............................................................................  289,785,421
                                                                                               -----------
Liabilities:
  Payable for distribution...................................................................      785,474
  Deferred facility fees (Note 1)............................................................      582,302
  Payable for investment management and administration fees (Note 2).........................      241,073
  Payable for professional fees..............................................................       39,949
  Payable for printing and postage expenses..................................................       14,218
  Payable for transfer agent fees (Note 2)...................................................        9,928
  Payable for securities purchased...........................................................        8,989
  Payable for fund accounting fees (Note 2)..................................................        7,258
  Payable for registration and filing fees...................................................        3,139
  Payable for Trustees' fees and expenses....................................................        2,141
  Payable for custodian fees.................................................................        1,886
  Other accrued expenses.....................................................................       15,398
                                                                                               -----------
    Total liabilities........................................................................    1,711,755
                                                                                               -----------
  Minority interest (Note 1).................................................................          100
                                                                                               -----------
Net assets...................................................................................  $288,073,566
                                                                                               -----------
                                                                                               -----------
Net asset value and offering price per share
  ($288,073,566 DIVIDED BY 29,274,261 shares outstanding)....................................  $      9.84
                                                                                               -----------
                                                                                               -----------
Net assets consist of:
  Paid in capital (Note 4)...................................................................  $292,414,237
  Undistributed net investiment income.......................................................      161,289
  Accumulated net realized gain on investments...............................................       10,509
  Net unrealized depreciation of investments.................................................   (4,512,469)
                                                                                               -----------
Total -- representing net assets applicable to shares of common stock outstanding............  $288,073,566
                                                                                               -----------
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

Investment income:
  Interest income....................................................................................  $18,745,091
  Facility fees earned...............................................................................     311,167
  Interest expense (Note 1)..........................................................................     (11,594)
                                                                                                       ----------
    Total investment income..........................................................................  19,044,664
                                                                                                       ----------
Expenses:
  Investment management and administration fees (Note 2).............................................   2,715,134
  Printing and postage expenses......................................................................     257,766
  Professional fees..................................................................................     230,750
  Transfer agent fees (Note 2).......................................................................     184,250
  Registration and filing fees.......................................................................      93,150
  Fund accounting fees (Note 2)......................................................................      68,019
  Amortization of organization costs (Note 1)........................................................      42,468
  Trustees' fees and expenses (Note 2)...............................................................      30,540
  Custodian fees.....................................................................................       3,970
  Other expenses.....................................................................................      79,382
                                                                                                       ----------
    Total expenses before reductions.................................................................   3,705,429
      Expenses reimbursed by A I M Advisors, Inc. (Note 2)...........................................    (299,381)
                                                                                                       ----------
    Total net expenses...............................................................................   3,406,048
                                                                                                       ----------
Net investment income................................................................................  15,638,616
                                                                                                       ----------
Net realized and unrealized gain (loss) on investments: (Note 1)
  Net realized gain on investments...................................................................      10,508
  Net unrealized depreciation on investments.........................................................  (4,634,050)
                                                                                                       ----------
Net realized and unrealized gain (loss) on investments...............................................  (4,623,542)
                                                                                                       ----------
Net increase in net assets resulting from operations.................................................  $11,015,074
                                                                                                       ----------
                                                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                          MAY 1, 1997
                                                         (COMMENCEMENT
                                                               OF
                                           YEAR ENDED    OPERATIONS) TO
                                          DECEMBER 31,    DECEMBER 31,
                                              1998            1997
                                          -------------  --------------
Increase (decrease) in net assets
Operations:
  Net investment income.................   $15,638,616    $  5,351,450
  Net realized gain on investments......        10,508         150,555
  Net change in unrealized appreciation
   (depreciation) of investments........    (4,634,050)        121,581
                                          -------------  --------------
    Net increase in net assets resulting
     from operations....................    11,015,074       5,623,586
                                          -------------  --------------
Distributions to shareholders: (Note 1)
  From net investment income............   (15,477,327)     (5,351,450)
  From net realized gain on
   investments..........................      (150,555)             --
                                          -------------  --------------
    Total distributions.................   (15,627,882)     (5,351,450)
                                          -------------  --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................   170,075,753     168,538,536
  Decrease from capital shares
   repurchased..........................   (39,086,520)     (7,213,531)
                                          -------------  --------------
    Net increase from capital share
     transactions.......................   130,989,233     161,325,005
                                          -------------  --------------
Total increase in net assets............   126,376,425     161,597,141
Net assets:
  Beginning of year.....................   161,697,141         100,000
                                          -------------  --------------
  End of year  *........................   $288,073,566   $161,697,141
                                          -------------  --------------
                                          -------------  --------------
   * Includes undistributed net
   investment income....................   $   161,289    $         --
                                          -------------  --------------
                                          -------------  --------------

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF CASH FLOWS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

Cash Provided by Operating Activities:
  Net increase in net assets resulting from operations......  $    11,015,074
    Increase in receivables.................................         (952,065)
    Increase in payables....................................          156,855
    Net realized and unrealized gain on investments.........        4,623,542
    Increase in deferred facility fees......................          393,307
    Decrease in unamortized organization costs..............           42,468
                                                              ---------------
      Net cash provided by operating activities.............       15,279,181
                                                              ---------------
Cash Used for Investing Activities:
  Proceeds from principal payments and sales of senior
   floating rate interests..................................      155,074,585
  Purchases of senior secured floating rate interests.......     (263,037,556)
  Purchases of short-term investments.......................   (4,074,810,000)
  Proceeds from sales and maturities of short-term
   investments..............................................    4,051,099,000
                                                              ---------------
      Net cash used in investing activities.................     (131,673,971)
                                                              ---------------
Cash Provided by Financing Activities:
  Proceeds from capital shares sold and reinvested..........      163,500,280
  Disbursements from capital shares repurchased.............      (39,086,520)
  Dividends paid to shareholders............................       (8,018,356)
  Proceeds from bank line of credit.........................       38,416,000
  Repayment of proceeds from bank line of credit............      (38,416,000)
                                                              ---------------
      Net cash provided by financing activities.............      116,395,404
                                                              ---------------
  Net increase in cash......................................              614
  Cash at Beginning of Period...............................              142
                                                              ---------------
  Cash at End of Period.....................................  $           756
                                                              ---------------
                                                              ---------------
Non-Cash Financing Activities:
  Value of capital shares issued in reinvestment of
   dividends paid to shareholders...........................  $     7,380,819
                                                              ---------------
                                                              ---------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                           MAY 1, 1997
                                                          (COMMENCEMENT
                                                                OF
                                            YEAR ENDED    OPERATIONS) TO
                                           DECEMBER 31,    DECEMBER 31,
                                               1998            1997
                                          --------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   10.02       $   10.00
                                          --------------  --------------
Income from investment operations:
  Net investment income.................         0.68            0.46
  Net realized and unrealized gain
   (loss) on investments................        (0.18)           0.02
                                          --------------  --------------
    Net increase from investment
     operations.........................         0.50            0.48
                                          --------------  --------------
Distributions to shareholders:
  From net investment income............        (0.67)          (0.46)
  From net realized gain on
   investments..........................        (0.01)             --
                                          --------------  --------------
    Total distributions.................        (0.68)          (0.46)
                                          --------------  --------------
Net asset value, end of period..........    $    9.84       $   10.02
                                          --------------  --------------
                                          --------------  --------------
Total investment return (c).............         5.25 %          5.04 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $ 288,074       $ 161,697
Ratio of net investment income to
 average net assets:
  With expense reimbursement (Note 2)...         6.88 %          7.26 %(a)
  Without expense reimbursement.........         6.75 %          6.24 %(a)
Ratio of expenses to average net assets:
  With expense reimbursement (Note 2)...         1.50 %          1.50 %(a)
  Without expense reimbursement.........         1.63 %          2.52 %(a)
Ratio of interest expense to average net
 assets.................................         0.01 %          0.15 %(a)
Portfolio turnover rate.................           75 %           118 %(a)

--------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Floating Rate Fund, Inc., d/b/a AIM Floating Rate Fund (the "Fund"), is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a continuously offered non-diversified, closed-end management investment company.

The Fund invests all of its investable assets in the Floating Rate Portfolio ("Portfolio"). The Portfolio is organized as a Delaware business trust and is registered under the 1940 Act as a non-diversified, closed-end management investment company.

The Portfolio has investment objectives, policies, and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and the Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and the Portfolio. Through December 31, 1998, all of the beneficial interest in the Portfolio was owned either by the Fund or INVESCO
(NY), Inc., the Portfolio's investment sub-sub-advisor which has a nominal ($100) investment in the Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Portfolio invests primarily in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by INVESCO Senior Secured Management, Inc., (the "Sub-Adviser"), formerly, Chancellor LGT Senior Secured Management, Inc.

When possible, A I M Advisors, Inc. (the "Manager") or the Sub-Adviser will rely on quotations provided by banks, dealers or pricing services with respect to Corporate Loans and Corporate Debt Securities. Whenever it is not possible to obtain such quotes, the Sub-Adviser, subject to guidelines reviewed by the Portfolio's Board of Trustees, values the Corporate Loans and Corporate Debt Securities at Fair Value, which approximates market value. In valuing a Corporate Loan or Corporate Debt Security, the Sub-Adviser considers, among other factors, (i) the credit worthiness of the U.S. or non-U.S. Company borrowing or issuing Corporate Debt Securities and any intermediate loan participants, (ii) the current interest rate, period until next interest rate reset and maturity of the Corporate Loan or Corporate Debt Security, (iii) recent prices in the market for instruments of similar quality, rate, and period until next interest rate reset and maturity.

(B) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity. Repurchase agreements are valued at cost plus accrued interest.

(C) INTERMEDIATE PARTICIPANTS
The Portfolio invests primarily in Corporate Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Portfolio in a Corporate Loan may take the form of participation interests or assignments. If the Portfolio purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Portfolio would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the Corporate Loans. As such, the Portfolio is subject to the credit risk of the Borrower and a Participant. Lenders and Participants interposed between the Portfolio and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

(D) INVESTMENT TRANSACTIONS
Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a first-in, first-out basis, unless otherwise specified. The Portfolio may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(E) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains.

(F) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders from net investment income are declared daily and paid or reinvested monthly. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(G) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund or Portfolio in connection with its organization aggregated $212,350. These expenses are being amortized on a straightline basis over a five-year period.

(H) RESTRICTED SECURITIES
The Portfolio may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by a nationally recognized statistical rating organization, or in comparable unrated securities. The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(I) SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED
   DELIVERY BASIS
The Portfolio may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Portfolio on such interests or securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Portfolio will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Portfolio has set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

(J) INVESTMENT INCOME
Investment income is recorded on an accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all withholding tax with any rebate recorded when received. Facility fees received are recognized as income over the expected life of the loan. Market discounts are accreted over the stated life of each applicable security.

(K) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by A I M Advisors, Inc. ("AIM" or the "Manager"), has a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, the Fund had no outstanding loan balance.

For the year ended December 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $2,799,958 with a weighted average interest rate of 6.21%. Interest expense for the year ended was $11,594.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager") is the investment manager and administrator for the Fund and Portfolio, INVESCO Senior Secured Management, Inc. (formerly, Chancellor LGT Senior Secured Management, Inc.) is the Portfolio's investment sub-adviser ("Sub-Adviser"), and INVESCO (NY), Inc. (formerly Chancellor LGT Asset Management, Inc.) is the Portfolio's sub-sub-adviser. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") and Chancellor LGT Senior Secured Management, Inc. ("Senior Secured"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT, Senior Secured and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., Senior Secured was renamed INVESCO Senior Secured Management, Inc., and each of them is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor as of the close of business on May 29, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays the Manager administration fees at the annualized rate of 0.25% of such Fund's average daily net assets. The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.95% of the Portfolio's average daily net assets.

AIM Distributors serves as the Fund's distributor. For the year ended May 29, 1998, GT Global, Inc. ("GT Global") served as the Fund's distributor.

Certain redemptions of common shares made within four years of purchase are subject to an early withdrawal charge, in accordance with the fund's current prospectus. For the period ended December 31, 1998, AIM Distributors and GT Global collected early withdrawal charges in the amount of $475,585 and $77,982, respectively for the Fund.

The Manager and AIM Distributors have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.50% of the average daily net assets of the Fund.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period January 1, 1998 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services was also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $263,046,545 and $154,949,346, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the year ended December 31, 1998.

4. CAPITAL SHARES
At December 31, 1998, the Fund is authorized to issue 1 billion shares of capital stock, $0.001 par value, all of which is classified as Common Stock.

                           CAPITAL SHARE TRANSACTIONS


                                                                                                       MAY 1, 1997
                                                                                                      (COMMENCEMENT
                                                                       YEAR ENDED                   OF OPERATIONS) TO
                                                                    DECEMBER 31, 1998               DECEMBER 31, 1997
                                                              -----------------------------   -----------------------------
                                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                                              ------------   --------------   ------------   --------------
Shares sold.................................................    16,339,303   $  162,694,934     16,621,817   $  166,317,980
Shares issued in connection with reinvestment of
  distributions.............................................       741,971        7,380,819        221,712        2,220,556
                                                              ------------   --------------   ------------   --------------
                                                                17,081,274      170,075,753     16,843,529      168,538,536
Shares repurchased..........................................    (3,940,550)     (39,086,520)      (719,992)      (7,213,531)
                                                              ------------   --------------   ------------   --------------
Net increase................................................    13,140,724   $  130,989,233     16,123,537   $  161,325,005
                                                              ------------   --------------   ------------   --------------
                                                              ------------   --------------   ------------   --------------

5. UNFUNDED LOAN COMMITMENTS
As of December 31, 1998, the Fund had unfunded loan commitments of $1,634,762, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                               UNFUNDED
BORROWER                                                      COMMITMENTS
------------------------------------------------------------  -----------
Centennial Resources, Inc...................................  $  176,395
KLS Recreation Group, Inc...................................   1,458,367

6. TENDER OFFER
The Fund's Board of Directors considers each quarter the making of Tender Offers which are offers to repurchase all or a portion of its shares of Common Stock from stockholders at a price per share equal to the net asset value per share of the Fund's Common Stock determined at the close of business on the day an offer terminates. Shares of Common Stock held less than four years and which are repurchased by the Fund pursuant to Tender Offers will be subject to an early withdrawal charge of up to 3% of the lesser of the then current net asset value or the original purchase price of the Common Stock being tendered.

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of AIM Floating Rate Fund (formerly GT Global Floating Rate Fund, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Floating Rate Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
FEBRUARY 19, 1999

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of GT Global Floating Rate Fund, Inc. d/b/a AIM Floating Rate Fund, (the "Company"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Directors as follows: C. Derek Anderson, Frank S. Bayley, William
    J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and new sub-advisory and sub-administration contracts and new sub-sub-advisory and sub-sub-administration contracts with respect to the Floating Rate Portfolio (the "Portfolio").

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To approve the conversion of the Fund and the Portfolio to "interval fund" status.

(5) To approve an agreement and plan of conversion and liquidation for the Fund.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Company's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                  VOTES    WITHHELD/
      DIRECTORS/MATTER                                               VOTES FOR   AGAINST   ABSTENTIONS
      ------------------------------------------------------------  -----------  --------  ----------
(1)   C. Derek Anderson...........................................   12,512,933       N/A     520,277
      Frank S. Bayley.............................................   12,512,933       N/A     520,277
      William J. Guilfoyle........................................   12,512,933       N/A     520,277
      Arthur C. Patterson.........................................   12,512,933       N/A     520,277
      Ruth H. Quigley.............................................   12,512,933       N/A     520,277
(2)(a) Approval of investment management and administration
       contract...................................................    9,031,140   259,080   3,742,990*
(2)(b) Approval of sub-advisory and sub-administration contracts...   9,052,634   270,990   3,709,586*
(2)(c) Approval of a sub-sub-advisory and sub-sub-administration
       contract...................................................    8,951,028   358,886   3,723,296*
(3)(a) Modification of Fundamental Restriction on Selling
       Securities Short and Investing in Put, Call, Straddle or
       Spread Options.............................................    8,875,975   461,565   3,695,670*
(3)(b) Elimination of Fundamental Restriction on Margin
       Transactions...............................................    8,875,975   461,565   3,695,670*
(4)   Approval of conversion of the Fund and the Portfolio to
       "interval fund" status.....................................    8,909,249   439,308   3,684,653*
(5)   Approval of an agreement and plan of conversion and
       liquidation for the Fund...................................    9,059,906   308,093   3,665,211*
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as
       PricewaterhouseCoopers LLP, as the Company's Independent
       Public Accountants.........................................   12,377,388    99,782     556,040

------------------------
   * Includes Broker Non-Votes

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Dana R. Sutton
Vice President & Assistant Treasurer

Samuel D. Sirko
Vice President & Secretary

Kenneth W. Chancey
Vice President & Principal
Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


SUB-ADVISOR

INVESCO Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, NY 10036

Sub-Sub-Advisor
INVESCO (NY), Inc.
1166 Avenue of the Americas
New York, NY 10036

TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

THE AIM FAMILY OF FUNDS-Registered Trademark-

GROWTH FUNDS
AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2), (A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2), (B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund

INCOME FUNDS
AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)

GLOBAL GROWTH FUNDS
AIM Global Aggressive Growth Fund
AIM Global Growth Fund

GLOBAL GROWTH & INCOME FUNDS
AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund

GLOBAL INCOME FUNDS
AIM Emerging Markets Debt Fund(2), (D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)

THEME FUNDS
AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2), (E)

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $109 BILLION IN ASSETS FOR MORE THAN 6.2 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF DECEMBER 31, 1998.

  THE AIM FAMILY OF FUNDS-Registered Trademark- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 10TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

FLR-AR-1